EXHIBIT 10.27


                  REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of
December 13, 2004 by and between DCI USA, INC., a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a
Delaware limited partnership (the "Investor").

     WHEREAS:

     A.	In   connection  with  the  Standby  Equity  Distribution
Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the
Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase price of up to Five Million Dollars ($5,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

     B.	To  induce  the  Investor  to  execute  and  deliver  the
Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:


	1. 	DEFINITIONS.
     As used in this Agreement, the following terms shall have the following meanings:

     	a.  	"Person"  means  a corporation,  a  limited  liability
company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

     	b.  	"Register,"  "registered,"  and  "registration"  refer
to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

     	c.   	"Registrable   Securities"  means   the   shares   of
Common  Stock issuable to Investor pursuant to the Standby Equity
Distribution   Agreement,  including,  without  limitation,   the
Investor's Shares (as defined in Section 12.4 of the Standby Equity Distribution Agreement).


		d. 	"Registration Statement" means a registration
statement under the 1933 Act which covers the Registrable
Securities.

	2. 	REGISTRATION.

		a.   	Mandatory  Registration.   The  Company   shall   prepare
and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to the Investor of the Company's Common
Stock pursuant to the Standby Equity Distribution Agreement.

		b.   	Sufficient   Number  of  Shares   Registered.    In   the
event  the  number  of  shares  available  under  a  Registration
Statement filed pursuant to Section 2(a) is insufficient to cover
all   of  the  Registrable  Securities  which  the  Investor  has purchased  pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new
Registration Statement (on the short form available therefore, if applicable),  or  both, so as to cover all  of  such  Registrable
Securities  which  the  Investor has purchased  pursuant  to  the
Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises.  The Company shall use it best efforts to cause such  amendment  and/or  new  Registration  Statement  to  become effective  as  soon as practicable following the filing  thereof.
For  purposes  of the foregoing provision, the number  of  shares
available   under  a  Registration  Statement  shall  be   deemed
"insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

	3. 	RELATED OBLIGATIONS.

		a.   	The   Company  shall  keep  the  Registration   Statement
effective  pursuant to Rule 415 at all times until  the  date  on which the Investor shall have sold all the Registrable Securities
covered   by   such  Registration  Statement  (the  "Registration
Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

		b.   	The  Company  shall  prepare  and  file  with   the   SEC
such   amendments   (including  post-effective  amendments)   and
supplements  to a Registration Statement and the prospectus  used in  connection with such Registration Statement, which prospectus is  to  be filed pursuant to Rule 424 promulgated under the  1933
Act,  as  may  be  necessary to keep such Registration  Statement effective  at  all  times  during the Registration  Period,  and, during  such period, comply with the provisions of the  1933  Act with respect to the disposition of all Registrable Securities  of the  Company  covered by such Registration Statement  until  such time  as  all  of  such Registrable Securities  shall  have  been
disposed   of  in  accordance  with  the  intended   methods   of
disposition by the seller or sellers thereof as set forth in such
Registration   Statement.   In  the  case   of   amendments   and
supplements to a Registration Statement which are required to  be filed  pursuant  to this Agreement (including  pursuant  to  this
Section 3(b)) by reason of the Company's filing a report on  Form
10-KSB, Form 10-QSB or Form 8-K or any analogous report under the
Securities Exchange Act of 1934, as amended (the "1934 Act"), the
Company shall have incorporated such report by reference into the
Registration  Statement,  if  applicable,  or  shall  file   such
amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

		c.   	The  Company  shall  furnish  to  the  Investor   without
charge,  (i) at least one copy of such Registration Statement  as declared  effective  by  the  SEC and any  amendment(s)  thereto, including  financial  statements  and  schedules,  all  documents
incorporated  therein  by  reference,  all  exhibits   and   each
preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable
Securities owned by such Investor.

		d.   	The   Company  shall  use  its  best   efforts   to   (i)
register  and  qualify the Registrable Securities  covered  by  a
Registration Statement under such other securities or "blue  sky"
laws  of  such jurisdictions in the United States as the Investor
reasonably   requests,   (ii)   prepare   and   file   in   those
jurisdictions,    such   amendments   (including   post-effective
amendments)   and   supplements   to   such   registrations   and
qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration
Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or
(z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

		e.  	As  promptly  as  practicable  after  becoming  aware   of
such  event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus  included  in a Registration  Statement,  as  then  in effect,  includes  an  untrue statement of  a  material  fact  or omission  to state a material fact required to be stated  therein or  necessary  to make the statements therein, in  light  of  the
circumstances   under  which  they  were  made,  not   misleading
(provided  that  in  no  event  shall  such  notice  contain  any
material,   nonpublic  information),  and  promptly   prepare   a
supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor.  The Company shall
also  promptly  notify  the  Investor  in  writing  (i)  when   a
prospectus   or   any  prospectus  supplement  or  post-effective
amendment  has been filed, and when a Registration  Statement  or any  post-effective amendment has become effective  (notification of  such  effectiveness shall be delivered  to  the  Investor  by facsimile  on the same day of such effectiveness),  (ii)  of  any
request   by  the  SEC  for  amendments  or  supplements   to   a
Registration   Statement  or  related   prospectus   or   related
information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

		f.   	The  Company  shall  use  its  best  efforts  to  prevent
the   issuance   of  any  stop  order  or  other  suspension   of
effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

		g.   	At   the   reasonable  request  of  the   Investor,   the
Company  shall  furnish  to the Investor,  on  the  date  of  the effectiveness  of the Registration Statement and thereafter  from time to time on such dates as the Investor may reasonably request
(i)  a  letter,  dated such date, from the Company's  independent
certified  public  accountants  in  form  and  substance  as   is
customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

		h.  	The  Company  shall  make  available  for  inspection   by
(i) the Investor and (ii) one firm of accountants or other agents retained  by  the  Investor (collectively, the "Inspectors")  all pertinent  financial  and other records, and pertinent  corporate documents  and  properties  of  the  Company  (collectively,  the
"Records"),  as  shall  be reasonably deemed  necessary  by  each
Inspector,  and  cause  the  Company's  officers,  directors  and employees  to  supply  all information which  any  Inspector  may reasonably request; provided, however, that each Inspector  shall agree,  and  the  Investor  hereby  agrees,  to  hold  in  strict confidence  and  shall  not  make any disclosure  (except  to  an
Investor)  or  use of any Record or other information  which  the
Company determines in good faith to be confidential, and of which determination  the  Inspectors are so notified,  unless  (a)  the disclosure  of such Records is necessary to avoid  or  correct  a misstatement  or  omission in any Registration  Statement  or  is otherwise  required under the 1933 Act, (b) the release  of  such
Records  is ordered pursuant to a final, non-appealable  subpoena
or   order   from  a  court  or  government  body  of   competent
jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

		i.   	The  Company  shall  hold  in  confidence  and  not  make
any disclosure of information concerning the Investor provided to
the  Company  unless  (i)  disclosure  of  such  information   is
necessary  to comply with federal or state securities laws,  (ii)
the  disclosure  of  such information is necessary  to  avoid  or correct a misstatement or omission in any Registration Statement,
(iii)  the release of such information is ordered pursuant  to  a subpoena  or other final, non-appealable order from  a  court  or
governmental  body  of  competent  jurisdiction,  or  (iv)   such
information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

		j.   	The  Company  shall  use  its  best  efforts  either   to
cause  all  the Registrable Securities covered by a  Registration
Statement (i) to be listed on each securities exchange  on  which securities of the same class or series issued by the Company  are
then   listed,  if  any,  if  the  listing  of  such  Registrable
Securities is then permitted under the rules of such exchange  or
(ii)  to  secure  the  inclusion for quotation  on  the  National
Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

		k.   	The   Company  shall  cooperate  with  the  Investor   to
the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

		l.   	The  Company  shall  use  its  best  efforts   to   cause
the Registrable Securities covered by the applicable Registration
Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

		m.   	The  Company  shall  make  generally  available  to   its
security holders as soon as practical, but not later than  ninety
(90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule
158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

		n.   	The   Company  shall  otherwise  use  its  best   efforts
to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

		o.   	Within   two  (2)  business  days  after  a  Registration
Statement   which  covers  Registrable  Securities   is   ordered
effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

		p.    	The    Company   shall   take   all   other   reasonable
actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration
Statement.

	4. 	OBLIGATIONS OF THE INVESTOR.


     The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.


	5. 	EXPENSES OF REGISTRATION.

     All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

	6. 	INDEMNIFICATION.

     With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

		a.   	To   the   fullest   extent   permitted   by   law,   the
Company  will,  and  hereby does, indemnify,  hold  harmless  and
defend   the   Investor,  the  directors,   officers,   partners,
attorneys,  employees,  agents,  representatives  of,  and   each
Person,  if any, who controls the Investor within the meaning  of the  1933  Act  or the 1934 Act (each, an "Indemnified  Person"), against  any  losses,  claims, damages,  liabilities,  judgments, fines,  penalties,  charges, costs, reasonable  attorneys'  fees,
amounts   paid  in  settlement  or  expenses,  joint  or  several
(collectively, "Claims") incurred in investigating, preparing  or
defending   any   action,  claim,  suit,   inquiry,   proceeding,
investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified  party  is  or may be a party  thereto  ("Indemnified
Damages"),  to  which any of them may become subject  insofar  as such  Claims  (or  actions or proceedings, whether  commenced  or threatened,  in respect thereof) arise out of or are based  upon:
(i)  any  untrue  statement  or alleged  untrue  statement  of  a material  fact  in a Registration Statement or any post-effective amendment  thereto or in any filing made in connection  with  the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered  ("Blue Sky Filing"), or the omission or alleged omission to  state  a  material  fact required to  be  stated  therein  or necessary to make the statements therein not misleading; (ii) any untrue  statement or alleged untrue statement of a material  fact contained in any final prospectus (as amended or supplemented, if the  Company  files  any amendment thereof or supplement  thereto with  the  SEC)  or  the omission or alleged  omission  to  state therein  any material fact necessary to make the statements  made therein, in light of the circumstances under which the statements therein  were  made, not misleading; or (iii)  any  violation  or alleged  violation by the Company of the 1933 Act, the 1934  Act,
any   other   law,  including,  without  limitation,  any   state
securities law, or any rule or regulation there under relating to the  offer  or sale of the Registrable Securities pursuant  to  a
Registration Statement (the matters in the foregoing clauses  (i)
through  (iii) being, collectively, "Violations").   The  Company
shall reimburse each Indemnified Person and each such controlling person  promptly as such expenses are incurred and  are  due  and payable,  for any legal fees or disbursements or other reasonable expenses  incurred  by them in connection with  investigating  or
defending  any  such  Claim.   Notwithstanding  anything  to  the
contrary   contained   herein,  the   indemnification   agreement
contained in this Section 6(a): (x) shall not apply to a Claim by an  Indemnified Person arising out of or based upon  a  Violation which  occurs in reliance upon and in conformity with information furnished  in  writing to the Company by such Indemnified  Person solely as it relates to such Indemnified person if expressly  for use  in  connection  with  the preparation  of  the  Registration
Statement  or  any such amendment thereof or supplement  thereto;
(y) shall not be available to the extent such Claim is based on a failure  of  the Investor to deliver or to cause to be  delivered the  prospectus made available by the Company, if such prospectus was  timely  made  available by the Company pursuant  to  Section
3(e);  and  (z) shall not apply to amounts paid in settlement  of any  Claim  if  such  settlement is effected  without  the  prior written  consent  of  the Company, which  consent  shall  not  be unreasonably withheld.  Notwithstanding anything to the  contrary herein or in any other agreement entered into between the Company and the Investor, the Company acknowledges and agrees that it  is solely  responsible  and shall indemnify each Indemnified  Person for  the  contents of any registration statement,  prospectus  or other  filing made with the SEC or otherwise used in the offering of  the  Company's securities (except as such disclosure  relates solely  to  the  Investor and then only to the extent  that  such disclosure conforms with information furnished in writing by  the
Investor  to the Company), even if the Investor or its agents  as an  accommodation  to the Company participate or  assist  in  the preparation of such registration statement, prospectus  or  other
SEC  filing.  The Company shall retain its own legal  counsel  to review,  edit,  confirm  and  do all things  such  counsel  deems necessary or desirable to such registration statement, prospectus or  other SEC filing to ensure that it does not contain an untrue statement or alleged untrue statement of material fact or omit or alleged  to omit a material fact necessary to make the statements made  therein,  in  light of the circumstances  under  which  the
statements  were  made,  not misleading.   Such  indemnity  shall
remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

		b.   	In   connection  with  a  Registration   Statement,   the
Investor  agrees to indemnify, hold harmless and defend,  to  the
same  extent  and  in  the  same  manner  as  is  set  forth   in
Section  6(a), the Company, each of its directors,  each  of  its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933  Act or  the 1934 Act (each an "Indemnified Party"), against any Claim or  Indemnified Damages to which any of them may become  subject, under  the 1933 Act, the 1934 Act or otherwise, insofar  as  such
Claim  or  Indemnified Damages arise out of or is based upon  any
Violation,  in each case to the extent, and only to  the  extent, that such Violation solely relates to the Investor and occurs  in
reliance   upon  and  in  conformity  with  written   information
furnished  to the Company by the Investor expressly  for  use  in connection  with  such Registration Statement;  and,  subject  to
Section  6(d),  the Investor will reimburse any  legal  or  other
expenses   reasonably  incurred  by  them  in   connection   with
investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld;
provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified
Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

		c.  	Promptly  after  receipt  by  an  Indemnified  Person   or
Indemnified  Party  under  this  Section  6  of  notice  of   the
commencement   of  any  action  or  proceeding   (including   any
governmental  action  or  proceeding)  involving  a  Claim,  such
Indemnified  Person or Indemnified Party shall,  if  a  Claim  in respect  thereof  is  to be made against any  indemnifying  party under this Section 6, deliver to the indemnifying party a written notice  of  the commencement thereof, and the indemnifying  party shall  have  the right to participate in, and, to the extent  the
indemnifying   party   so  desires,  jointly   with   any   other
indemnifying  party similarly noticed, to assume control  of  the
defense  thereof  with  counsel  mutually  satisfactory  to   the
indemnifying party and the Indemnified Person or the  Indemnified
Party, as the case may be; provided, however, that an Indemnified
Person  or  Indemnified Party shall have the right to retain  its own  counsel  with  the fees and expenses of not  more  than  one counsel  for such Indemnified Person or Indemnified Party  to  be paid by the indemnifying party, if, in the reasonable opinion  of counsel retained by the indemnifying party, the representation by such  counsel of the Indemnified Person or Indemnified Party  and the  indemnifying party would be inappropriate due to  actual  or potential differing  interests between such Indemnified Person or
Indemnified Party and any other party represented by such counsel in  such proceeding. The Indemnified Party or Indemnified  Person shall  cooperate fully with the indemnifying party in  connection with  any  negotiation or defense of any such action or claim  by the  indemnifying  party and shall furnish  to  the  indemnifying party  all  information reasonably available to  the  Indemnified
Party  or  Indemnified Person which relates  to  such  action  or
claim.   The indemnifying party shall keep the Indemnified  Party
or  Indemnified  Person fully apprised at all  times  as  to  the status of the defense or any settlement negotiations with respect
thereto.   No  indemnifying  party  shall  be  liable   for   any
settlement  of  any action, claim or proceeding effected  without
its   prior   written  consent,  provided,  however,   that   the
indemnifying  party  shall not unreasonably  withhold,  delay  or condition its consent.  No indemnifying party shall, without  the prior  written  consent of the Indemnified Party  or  Indemnified
Person,  consent  to  entry of any judgment  or  enter  into  any settlement  or  other compromise which does  not  include  as  an
unconditional  term  thereof  the  giving  by  the  claimant   or
plaintiff  to such Indemnified Party or Indemnified Person  of  a
release   from  all  liability  in  respect  to  such  claim   or
litigation.  Following indemnification as provided for hereunder, the  indemnifying party shall be subrogated to all rights of  the
Indemnified Party or Indemnified Person with respect to all third parties,  firms or corporations relating to the matter for  which indemnification  has been made.  The failure to  deliver  written notice to the indemnifying party within a reasonable time of  the
commencement   of  any  such  action  shall  not   relieve   such
indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

		d.   	The   indemnification  required   by   this   Section   6
shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

		e.   	The  indemnity  agreements  contained  herein  shall   be
in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

	7. 	CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

	8. 	REPORTS UNDER THE 1934 ACT.

     With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

     	a.   	make  and  keep  public  information  available,   as
those terms are understood and defined in Rule 144;

     	b.  	file  with  the  SEC in a timely  manner  all  reports
and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;
and

     	c.  	furnish  to  the  Investor so  long  as  the  Investor
owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a
copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.


	9. 	AMENDMENT OF REGISTRATION RIGHTS.

     	Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section
9  shall  be  binding  upon the Investor  and  the  Company.   No
consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

	10. 	MISCELLANEOUS.

		a.   	A  Person  is  deemed  to  be  a  holder  of  Registrable
Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more
Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable
Securities.

		b.     	Any    notices,    consents,    waivers    or     other
communications required or permitted to be given under the  terms of  this Agreement must be in writing and will be deemed to  have
been  delivered:   (i)  upon receipt, when delivered  personally;
(ii)  upon receipt, when sent by facsimile (provided confirmation of  transmission is mechanically or electronically generated  and kept  on  file  by the sending party); or (iii) one business  day after  deposit  with  a nationally recognized overnight  delivery service, in each case properly addressed to the party to  receive
the   same.   The  addresses  and  facsimile  numbers  for   such
communications shall be:
If  to  the  Company,       DCI USA, Inc.
to:
                       231 Norman Avenue
                       Brooklyn, NY 11222
                       Attention: David Yerushalmi
                       Telephone: (718) 383-5255

                       Facsimile: (801) 760-3901

With a copy to:        David Lubin & Associates
                       92 Washington Avenue
                       Cedarhurst, NY 11516

                       Attention: David Lubin, Esq.
                       Telephone: (516) 569-9629
                       Facsimile: (516) 569-5053

If  to  the Investor,  Cornell Capital Partners, LP
to:
                       101 Hudson Street - Suite 3700
                       Jersey City, New Jersey 07302
                       Attention:	Mark Angelo
                       		Portfolio Manager
                       Telephone:	(201) 985-8300
                       Facsimile:	(201) 985-8266

With a copy to:        Cornell Capital Partners, LP
                       101 Hudson Street - Suite 3700
                       Jersey City, New Jersey 07302
                       Attention:	Troy J. Rillo, Esq.
                       Telephone:	(201) 985-8300
                       Facsimile:	(201) 985-8266

Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt
(A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.


		c.   	Failure   of  any  party  to  exercise   any   right   or
remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

		d.   	The   corporate  laws  of  the  State   of   New   Jersey
shall  govern  all issues concerning the relative rights  of  the
Company  and  the Investor.  All other questions  concerning  the construction,  validity, enforcement and interpretation  of  this
Agreement shall be governed by the internal laws of the State  of
New  Jersey,  without  giving effect to  any  choice  of  law  or conflict  of law provision or rule (whether of the State  of  New
Jersey   or   any  other  jurisdiction)  that  would  cause   the
application of the laws of any jurisdiction other than the  State
of  New  Jersey.   Each party hereby irrevocably submits  to  the
exclusive jurisdiction of the Superior Courts of the State of New
Jersey,  sitting  in Hudson County, New Jersey  and  the  Federal
District Court for the District of New Jersey sitting in  Newark,
New  Jersey, for the adjudication of any dispute hereunder or  in connection  herewith or with any transaction contemplated  hereby or  discussed herein, and hereby irrevocably waives,  and  agrees not  to assert in any suit, action or proceeding, any claim  that it  is  not  personally subject to the jurisdiction of  any  such court,  that  such suit, action or proceeding is  brought  in  an inconvenient  forum  or that the venue of such  suit,  action  or proceeding  is  improper.  Each party hereby  irrevocably  waives personal service of process and consents to process being  served in  any such suit, action or proceeding by mailing a copy thereof to  such  party at the address for such notices to it under  this
Agreement and agrees that such service shall constitute good  and
sufficient  service  of  process  and  notice  thereof.   Nothing
contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
EACH  PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE,  AND
AGREES  NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF  ANY
DISPUTE  HEREUNDER OR IN CONNECTION HEREWITH OR  ARISING  OUT  OF
THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

		e.   	This   Agreement,   the   Standby   Equity   Distribution
Agreement,   the  Escrow  Agreement,  and  the  Placement   Agent
Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof.
There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein.
This  Agreement, the Standby Equity Distribution  Agreement,  the
Escrow Agreement, and the Placement Agent Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

		f.   	This  Agreement  shall  inure  to  the  benefit  of   and
be binding upon the permitted successors and assigns of each of the parties hereto.

		g.   	The  headings  in  this  Agreement  are  for  convenience
of reference only and shall not limit or otherwise affect the meaning hereof.

		h.    	This   Agreement   may   be   executed   in    identical
counterparts, each of which shall be deemed an original  but  all
of  which  shall  constitute one and the  same  agreement.   This
Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

		i.   	Each  party  shall  do  and  perform,  or  cause  to   be
done  and performed, all such further acts and things, and  shall execute  and  deliver  all  such other agreements,  certificates, instruments  and  documents, as the other  party  may  reasonably request  in  order  to carry out the intent  and  accomplish  the
purposes   of  this  Agreement  and  the  consummation   of   the
transactions contemplated hereby.

		j.  	The  language  used  in  this  Agreement  will  be  deemed
to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

		k.  	This  Agreement  is  intended  for  the  benefit  of   the
parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




     IN   WITNESS   WHEREOF,  the  parties   have   caused   this
Registration Rights Agreement to be duly executed as of day and year first above written.


                              COMPANY:
                              DCI USA, INC.

                              By:	/s/ David Yerushalmi
                              Name:	David Yerushalmi
                              Title:	Chairman


                              INVESTOR:
                              CORNELL CAPITAL PARTNERS, LP

                              By:	Yorkville Advisors, LLC
                              Its:	General Partner

                              By:	Mark Angelo
                              Name:	Mark Angelo
                              Title:	Portfolio Manager





                            EXHIBIT A


                 FORM OF NOTICE OF EFFECTIVENESS
                    OF REGISTRATION STATEMENT



INSERT

Attention:

          Re:	DCI USA, INC.

Ladies and Gentlemen:

     We are counsel to DCI USA, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.001 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. ___ -_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                              Very truly yours,



                              By:
cc:	Cornell Capital Partners, LP